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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Corporation's previously filed registration statements on Form S-8, File Nos.
33-27899, 33-71240, 33-47899, and 33-94104.



                                                   Arthur Andersen LLP


Boston, Massachusetts
March 26, 1998